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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
     SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   November 12, 1999

                         Commission file number 0-28596

                              THE NORTH FACE, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                              94-3204082
    (State or other jurisdiction of               (I.R.S. Employer
    incorporation or organization)             Identification Number)

 2013 Farallon Drive, San Leandro, California            94577
   (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (510) 618-3500


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Item 4b. Changes in Registrant's Certifying Accountant.

On November 12, 1999, Grant Thornton was engaged to audit the financial statements of The North Face (Europe) Limited (a consolidated subsidiary of The North Face, Inc.) for the years ended December 31, 1999, 1998, and 1997.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE NORTH FACE, INC.

Date:  April 13, 2000            By:  /s/ Geoffrey D. Lurie
                                 --------------------------
                                 Name:  Geoffrey D. Lurie
                                 Title:  Chief Executive Officer